UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(3)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SECURITY NATIONAL FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

_________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the Appropriate box):

☒		No fee required.

☐		Fee computed on table below per Securities Exchange Act Rules 15a-6(i)(4) and 0-11.

☐		Fee paid previously with preliminary materials.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Securities Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐		Check box if any part of the fee is offset as provided by Securities Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

SECURITY NATIONAL FINANCIAL CORPORATION

5300 South 360 West, Suite 250
Salt Lake City, Utah 84123

June 3, 2013

Dear Stockholder:

On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Security National Financial Corporation (the “Company”) to be held on Friday, July  12, 2013, beginning at 10:00 a.m., Mountain Daylight Time, at Valley Center Towers, 5373 South Green Street, Conference Room 105, Salt Lake City, Utah.  The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

The matters to be addressed at the meeting will include (1) the election of nine directors; (2) the approval, on an advisory basis, of the compensation of the Company’s named executive officers; (3) the approval of the adoption of the 2013 Stock Option Plan and the reservation of 450,000 shares of Class A common stock to be made available for issuance under the plan, of which up to 150,000 Class A common shares could be issued as up to 1,500,000 shares of Class C common stock; (4) the ratification of the appointment of Hansen, Barnett & Maxwell, P.C. as the Company's independent registered public accountants for the fiscal year ending December 31, 2013; and (5) the transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponements thereof.  I will also report on the Company’s business activities and answer any stockholder questions.

The Board of Directors recommends that you vote FOR election of the director nominees, FOR approval, on an advisory basis, of the compensation of the Company’s named executive officers; FOR approval of the 2013 Stock Option Plan and the reservation of shares for issuance thereunder; FOR ratification of appointment of the independent registered public accountants; and FOR the transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.  Please refer to the Proxy Statement for detailed information on each of the proposals and the Annual Meeting.

Your vote is very important.  We hope you will take a few minutes to review the Proxy Statement and complete, sign, date and return your Proxy Card in the envelope provided, even if you plan to attend the meeting.  Please note that sending us your Proxy will not prevent you from voting in person at the meeting, should you wish to do so.

Thank you for your support of Security National Financial Corporation.  We look forward to seeing you at the Annual Meeting.

Sincerely yours,

/s/ Scott M. Quist

Scott M. Quist
Chairman of the Board, President and Chief Executive Officer

SECURITY NATIONAL FINANCIAL CORPORATION

5300 South 360 West, Suite 250
Salt Lake City, Utah 84123

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 12, 2013

Dear Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Security National Financial Corporation (the “Company”), a Utah corporation, will be held on Friday, July 12, 2013, at Valley Center Towers, 5373 South Green Street, Conference Room 105, Salt Lake City, Utah, beginning at 10:00 a.m., Mountain Daylight Time, to consider and act upon the following:

1.
To elect a Board of Directors consisting of nine directors (three directors to be elected exclusively by the Class A common stockholders voting separately as a class and the remaining six directors to be elected by the Class A and Class C common stockholders voting together) to serve until the next Annual Meeting and until their successors are elected and qualified;

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;

3.
To approve the adoption of the Company's 2013 Stock Option Plan and the reservation of 450,000 shares of Class A common stock to be made available for issuance under the plan, of which up to 150,000 Class A common shares could be issued as up to 1,500,000 shares of Class C common stock;

4.	To ratify the appointment of Hansen, Barnett & Maxwell, P.C. as the Company's independent registered public accountants for the fiscal year ending December 31, 2013; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on May 24, 2013, as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.  A list of such stockholders will be available for examination by a stockholder for any purpose relevant to the meeting during ordinary business hours at the offices of the Company at 5300 South 360 West, Suite 250, Salt Lake City, Utah during the 20 days prior to the meeting.

If you do not expect to attend the meeting in person, it is important that your shares be represented.  Please use the enclosed proxy card to vote on the matters to be considered at the meeting, sign and date the proxy card and mail it promptly in the enclosed envelope, which requires no postage if mailed in the United States.  You may revoke your proxy at any time before the meeting by written notice to such effect, by submitting a subsequently dated proxy or by attending the meeting and voting in person.  If your shares are held in “street name,” you should instruct your broker how to vote in accordance with your voting instruction form.

By order of the Board of Directors,

/s/ Jeffrey R. Stephens

Jeffrey R. Stephens
General Counsel and Corporate Secretary
June 3, 2013
Salt Lake City, Utah

SECURITY NATIONAL FINANCIAL CORPORATION
5300 South 360 West, Suite 250
Salt Lake City, Utah 84123

PROXY STATEMENT

For Annual Meeting of Stockholders
To Be Held on July 12, 2013

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Security National Financial Corporation (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, July 12, 2013 at Valley Center Towers, 5373 South Green Street, Conference Room 105, Salt Lake City, Utah, beginning at 10:00 a.m., Mountain Daylight Time, or at any adjournment or postponements thereof.  The shares covered by the enclosed Proxy, if such is properly executed and received by the Board of Directors prior to the meeting, will be voted in favor of the proposals to be considered at the Annual Meeting, and in favor of the election of the nominees to the Board of Directors (three nominees to be elected by the Class A common stockholders voting separately as a class and six nominees to be elected by the Class A and Class C common stockholders voting together) as listed unless such Proxy specifies otherwise, or the authority to vote in the election of directors is withheld.

A Proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company at 5300 South 360 West, Suite 250, Salt Lake City, Utah 84123, Attention: Jeffrey R. Stephens, by submitting in writing a Proxy bearing a later date, or by attending the Annual Meeting and voting in person.  Stockholders may vote their shares in person if they attend the Annual Meeting, even if they have executed and returned a Proxy.  This Proxy Statement and accompanying Proxy Card are being mailed to stockholders on or about June 3, 2013.

If a stockholder wishes to assign a proxy to someone other than the Directors' Proxy Committee, all three names appearing on the Proxy Card must be crossed out and the name(s) of another person or persons (not more than three) inserted.  The signed card must be presented at the meeting by the person(s) representing the stockholder.

The cost of this solicitation will be borne by the Company.  The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation.

The matters to be brought before the Annual Meeting are (1) to elect directors to serve for the ensuing year;  (2) to approve, on an advisory basis, the compensation of the Company’s named executive officers; (3) to approve the adoption of the 2013 Stock Option Plan and the reservation of 450,000 shares of Class A common stock to be made available for issuance under the plan, of which up to 150,000 Class A common shares could be issued as up to 1,500,000 shares of Class C common stock; (4) to ratify the appointment of Hansen, Barnett & Maxwell, P.C. as the Company's independent registered public accountants for the fiscal year ending December 31, 2013; and (5) to transact such other business as may properly come before the Annual Meeting.

RECORD DATE AND VOTING INFORMATION

Only holders of record of common stock at the close of business on May 24, 2013, will be entitled to vote at the Annual Meeting.  As of March 31, 2013, there were issued and outstanding 10,946,488 shares of Class A common stock, $2.00 par value per share, and 11,398,388 shares of Class C common stock, $.20 par value per share, resulting in a total of 22,344,876 shares of Class A and Class C common stock.  A majority of the outstanding shares of Class A and Class C common stock (or 11,172,439 shares) will constitute a quorum for the transaction of business at the meeting.  A list of the Company’s stockholders will be available for review at the Company’s executive offices during regular business hours for a period of 20 days before the Annual Meeting.

The holders of each class of common stock of the Company are entitled to one vote per share.  Cumulative voting is not permitted in the election of directors.

After carefully reading and considering the information contained in this Proxy Statement, each holder of the Company’s common stock should complete, date and sign the Proxy Card and mail the Proxy Card in the enclosed return envelope as soon as possible so that those shares of the Company’s common stock can be voted at the Annual Meeting, even if the holders plan to attend the Annual Meeting in person.

Proxies received at any time before the Annual Meeting, and not revoked or superseded before being voted, will be voted at the Annual Meeting.  If a Proxy indicates a specification, it will be in accordance with the specification.  If no specification is indicated, the Proxy will be voted for approval of the election of the directors recommended by the Board of Directors; for approval, on an advisory basis, of the compensation of the Company’s named executive officers; for approval of the adoption of the 2013 Stock Option Plan and the reservation of 450,000 shares of Class A common stock to be made available for issuance under the plan, of which up to 150,000 Class A common shares could be issued as up to 1,500,000 shares of Class C common stock; for ratification of the appointment of Hansen, Barnett & Maxwell, P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2013; and, in the discretion of the persons named in the Proxy,  to transact such other business that may properly come before the meeting or any adjournment or postponements of the meeting.  You may also vote in person by ballot at the Annual Meeting.

The Company's Articles of Incorporation provide that the Class A common stockholders and Class C common stockholders have different voting rights in the election of directors.  The Class A common stockholders voting separately as a class will be entitled to vote for three of the nine directors to be elected (the nominees to be voted upon by the Class A common stockholders separately consist of Messrs. Scott M. Quist, Robert G. Hunter, M.D. and H. Craig Moody).

The remaining six directors will be elected by the Class A and Class C common stockholders voting together (the nominees to be so voted upon consist of Messrs. J. Lynn Beckstead, Jr., Charles L. Crittenden, Gilbert A. Fuller, Norman G. Wilbur,  Jason G. Overbaugh and S. Andrew Quist).  For the other business to be conducted at the Annual Meeting, the Class A and Class C common stockholders will vote together, one vote per share.  The Class A common stockholders will receive a different form of Proxy than the Class C common stockholders.

Your vote is important.  Please complete and return the Proxy Card so your shares can be represented at the Annual Meeting, even if you plan to attend in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDERS MEETING TO BE HELD ON JULY 12, 2013

This Proxy Statement, the Proxy Card and the 2012 Annual Report are available at http://www.securitynational.com/shareholders.

ELECTION OF DIRECTORS

PROPOSAL 1
The Nominees

The Company’s Board of Directors consists of nine directors.  All directors are elected annually to serve until the next annual meeting of the stockholders and until their respective successors are duly elected and qualified, or until their earlier resignation or removal.  The nominees for the upcoming election of directors include five independent directors, as defined in the applicable rules for companies traded on the Nasdaq Stock Market, and four members of the Company’s senior management.  Except for Messrs. Gilbert A. Fuller, Jason G. Overbaugh and S. Andrew Quist, all of the nominees for director have served as directors since the 2012 Annual Meeting.

The nominees to be elected by the holders of Class A common stock are as follows:

Name	Age	Director Since	Position(s) with the Company
Scott M. Quist	60	1986	Chairman of the Board, President and Chief Executive Officer
Robert G. Hunter, M.D.	53	1998	Director
H. Craig Moody	61	1995	Director

The nominees for election by the holders of Class A and Class C common stock, voting together, are as follows:

Name	Age	Director Since	Position(s) with the Company
J. Lynn Beckstead, Jr.	59	2002	Vice President of Mortgage Operations and Director
Charles L. Crittenden	93	1979	Director
Gilbert A. Fuller	72	2012	Director
Norman G. Wilbur	74	1998	Director
Jason G. Overbaugh	38	-	Vice President, National Marketing Director of Life Insurance, and Assistant Corporate Secretary
S. Andrew Quist	33	-	Vice President and Associate General Counsel

The following is a description of the business experience of each of the nominees and directors.

Scott M. Quist has served as Chairman of the Board and Chief Executive Officer of the Company since September 14, 2012.  Mr. Quist will also continue to serve as the Company’s President, a position he has held since 2002.  He has also served as a director of the Company  since 1986.  Mr. Quist served as First Vice President of the Company from 1986 to 2002.  From 1980 to 1982, Mr. Quist was a tax specialist with Peat, Marwick, Mitchell, & Co., in Dallas, Texas.  From 1993 to 2013, Mr. Quist served as a director of the National Alliance of Life Companies (NALC), a national trade association of over 200 life insurance companies, and as its President from 1990 to 2000.  From 1986 to 1991, Mr. Quist was Treasurer and a director of The National Association of Life Companies, a trade association of 642 insurance companies until its merger with the American Council of Life Companies.  Mr. Quist has been a member of the Board of Governors of the Forum 500 Section (representing small insurance companies) of the American Council of Life Insurance.  He has also served as a regional director of Key Bank of Utah since November 1993.  Mr. Quist holds a B.S. degree in Accounting from Brigham Young University and received his law degree also from Brigham Young University.  Mr. Quist’s significant expertise and deep understanding of the technical, organizational and strategic business aspects of the insurance industry, his management expertise, his eleven year tenure as President of the Company and twenty-seven year tenure as a director, and his years of business and leadership experience led the Board of Directors to conclude that Mr. Quist should serve as Chairman of the Board, President  and Chief Executive Officer of the Company.

J. Lynn Beckstead, Jr. has served as Vice President of Mortgage Operations and a director of the Company since 2002.  In addition, Mr. Beckstead is President of SecurityNational Mortgage Company, a wholly owned subsidiary of the Company, having served in this position since 1993.  From 1990 to 1993, Mr. Beckstead was Vice President and a director of Republic Mortgage Corporation.  From 1983 to 1990, Mr. Beckstead was Vice President and a director of Richards Woodbury Mortgage Corporation.  From 1980 to 1983, he was a principal broker for Boardwalk Properties.  From 1978 to 1980, Mr. Beckstead was a residential loan officer for Medallion Mortgage Company.  From 1977 to 1978, he was a residential construction loan manager of Citizens Bank.  Mr. Beckstead has been recognized since 2009 as a Certified Mortgage Banker by the Mortgage Bankers Association.  Mr. Beckstead’s expertise in real estate, his twenty year tenure serving as President of SecurityNational Mortgage Company, and his business and leadership experience led the Board of Directors to conclude that he should serve as a director.

Charles L. Crittenden has served as a director of the Company since 1979.  Mr. Crittenden has been sole stockholder of Crittenden Paint & Glass Company since 1958.  He is also an owner of Crittenden Enterprises, a real estate development company, and Chairman of the Board of Linco, Inc.  Mr. Crittenden’s status as one of the Company’s founders, his thirty-four year tenure on the Company’s Board of Directors, and his years of business experience led the Board of Directors to conclude that he should serve as a director.

Gilbert A. Fuller has served as a director of the Company since December 7, 2012.  From 2006 until his retirement in 2008, Mr. Fuller served as Executive Vice President, Chief Financial Officer and Secretary of USANA Health Sciences, Inc., a multinational manufacturer and direct seller of nutritional supplements. Mr. Fuller joined USANA in 1996 as the Vice President of Finance and served in that role until 1999 when he was appointed as its Senior Vice President.  Mr. Fuller has served as a member of the Board of Directors of USANA since 2008.  Before joining USANA, Mr. Fuller served in various executive positions for several different companies.  Mr. Fuller served as Chief Administrative Officer and Treasurer of Melaleuca, Inc., a manufacturer and direct seller of personal care products.  He was also the Vice President and Treasurer of Norton Company, a multinational manufacturer of ceramics and abrasives.  Mr. Fuller obtained his certified public accountant license in 1970 and kept it current until his career path developed into corporate finance.  Mr. Fuller received a B.S. degree in Accounting and an M.B.A. degree from the University of Utah.  Mr. Fuller’s accounting, finance and corporate strategy expertise and his years of financial, accounting and business experience in public and private companies, including USANA Health Sciences, Inc., which is listed on the New York Stock Exchange, where he served as an executive officer and continues to serve as a director, led the Board of Directors to conclude that he should serve as a director.

Robert G. Hunter, M.D. has served as a director of the Company since 1998.  Dr. Hunter is currently a practicing physician in private practice.  Dr. Hunter created the statewide E.N.T. Organization (Rocky  Mountain E.N.T., Inc.) where he is currently a member of the Executive Committee.  Dr. Hunter is Department Head of Otolaryngology, Head and Neck Surgery at Intermountain Medical Center and a past President of the medical staff of the Intermountain Medical Center.  He is also a delegate to the Utah Medical Association and has served as a delegate representing the State of Utah to the American Medical Association, and a member of several medical advisory boards. Dr. Hunter holds a B.S. degree in Microbiology from the University of Utah and received his medical degree from the University of Utah College of Medicine.  Dr. Hunter’s medical expertise and experience, and his administrative and leadership experience from serving in a number of administrative positions in the medical profession led the Board of Directors to conclude that he should serve as a director.

H. Craig Moody has served as a director of the Company since 1995.  Mr. Moody is owner of Moody & Associates, a political consulting and real estate company.  He is a former Speaker and House Majority Leader of the House of Representatives of the State of Utah.  From 1989 to 1992, Mr. Moody was Co-Chairman of the Utah Legislative Audit Committee.  Mr. Moody received a B.S. degree in Political Science from the University of Utah.  Mr. Moody’s real estate and governmental affairs expertise and years of business and leadership experience led the Board of Directors to conclude he should serve as a director.

Norman G. Wilbur has served as a director of the Company since 1998.  Mr. Wilbur worked for J.C. Penny's regional offices in budget and analysis.  His final position was Manager of Planning and Reporting for J.C. Penny's stores.  After 36 years with J.C. Penny's, Mr. Wilbur opted for early retirement in 1997.  Mr. Wilbur is a past board member of Habitat for Humanity in Plano, Texas.  Mr. Wilbur received a B.S. degree in Accounting from the University of Utah.  Mr. Wilbur’s financial expertise and business experience from a successful career at J.C. Penny’s led the Board of Directors to conclude he should serve as a director.  In addition, the Board of Directors’ determination that Mr. Wilbur is the Audit Committee “financial expert” lends further support to his financial acumen and qualification for serving as a director.

Jason G. Overbaugh has been nominated by the Board of Directors to serve as a director of the Company.  Mr. Overbaugh has served as a Vice President and the Assistant Secretary of the Company since 2002.  He has also served as the Company’s National Marketing Director of Life Insurance since 2008.  Mr. Overbaugh has additionally served as Vice President and National Marketing Director of Security National Life Insurance Company since 2006.    From 2003 to 2006, he served as a Vice President of Security National Life Insurance Company with responsibilities as an investment manager over construction lending and commercial real estate investments.   From 2000 to 2003, Mr. Overbaugh served as a Vice President of Memorial Estates, Inc., with responsibilities over operations and sales.  Mr. Overbaugh has served since 2007 as a director of the LOMA Life Insurance Council, a trade association of life insurance companies.  He is also a member of the NFDA Trade Association.  Mr. Overbaugh received a B.S. degree in Finance from the University of Utah.  Mr. Overbaugh’s expertise in insurance and marketing and his seventeen years of experience with the Company in its insurance, real estate, and mortuary and cemetery operations led the Board of Directors to conclude that he should serve as a director.

S. Andrew Quist has been nominated by the Board of Directors to serve as a director of the Company.  Mr. Quist has served as a Vice President of the Company since 2010.  He has also served as the Company’s Associate General Counsel  since  2007,  where  his  responsibilities  have included the Company’s  regulatory matters and acquisitions.   In addition, Mr. Quist has been Executive Vice President and Chief Operating Officer since 2010,  and Vice President from
2008 to 2010, of C&J Financial, LLC, a wholly owned subsidiary of the Company, which funds the purchase of funeral and burial policies from funeral homes after the death of the insureds.  On April 11, 2013, Mr. Quist was elected as a director of the National Alliance of Life Companies (NALC), a national trade association of over 200 life insurance companies, where he also serves as Vice President and Treasurer.  Mr. Quist is also currently the President of the Utah Life Convention, a consortium of Utah domestic life insurers. Mr. Quist holds a B.S. degree in Accounting from Brigham Young University and received his law degree from the University of Southern California.  Mr. Quist’s expertise in insurance, legal and regulatory matters led the Board of Directors to conclude that he should serve as a director.

The Board of Directors recommends that stockholders vote “FOR” the election of each of the director nominees.

The Board of Directors, Board Committees and Meetings

The Company's Bylaws provide that the Board of Directors shall consist of not less than three nor more than eleven members.  The term of office of each director is for a period of one year or until the election and qualification of his successor.  A director is not required to be a resident of the State of Utah but must be a stockholder of the Company.  The Board of Directors held a total of four meetings during the fiscal year ended December 31, 2012.  Except for Messrs. George R. Quist, who passed away on September 6, 2012, and Charles L. Crittenden, no directors attended fewer than 75% of all meetings of the Board of Directors during the 2012 fiscal year.

The size of the Board of Directors of the Company for the coming year will be nine members.  A majority of the Board of Directors must qualify as “independent” as that term is defined in Rule 4200 of the listing standards of the Nasdaq Stock Market.  The Board of Directors has affirmatively determined that five of the nine members of the Board of Directors, Messrs. Charles L. Crittenden, Gilbert A. Fuller, Robert G. Hunter, M.D., H. Craig Moody and Norman G. Wilbur, are independent under the listing standards of the Nasdaq Stock Market.

Unless authority is withheld by your Proxy, it is intended that the common stock represented by your Proxy will be voted for the respective nominees listed above.  If any nominee should not serve for any reason, the Proxy will be voted for such person as shall be designated by the Board of Directors to replace such nominee.   The Board of Directors has no reason to expect that any nominee will be unable to serve.  There is no arrangement between any of the nominees and any other person or persons pursuant to which he was or is to be selected as a director.  There is no family relationship between or among any of the nominees, except that Scott M. Quist is the father of S. Andrew Quist, and Christie Q. Overbaugh is the mother of Jason G. Overbaugh and the sister of Scott M. Quist.

There are four committees of the Board of Directors, which meet periodically during the year: the Audit Committee, the Compensation Committee, the Executive Committee, and the Nominating and Corporate Governance Committee.

The Audit Committee directs the auditing activities of the Company's internal auditors and outside public accounting firm and approves the services of the outside public accounting firm.  The Audit Committee consists of Messrs. Charles L. Crittenden, Gilbert A. Fuller, H. Craig Moody and Norman G. Wilbur (Chairman of the committee).  During 2012, the Audit Committee met on three occasions.

The Compensation Committee is responsible for recommending to the Board of Directors for approval the annual compensation of each executive officer of the Company and the executive officers of the Company's subsidiaries, developing policy in the areas of compensation and fringe benefits, contributions under the Employee Stock Ownership Plan, contributions under the 401(k) Retirement Savings Plans, Deferred Compensation Plan, granting of options under the stock option plans, and creating other employee compensation plans.  The Compensation Committee consists of Messrs. Charles L. Crittenden (Chairman of the committee), Gilbert A. Fuller, Robert G. Hunter, M.D., H. Craig Moody and Norman G. Wilbur.  During 2012, the Compensation Committee met on one occasion.

The Executive Committee reviews Company policy, major investment activities and other pertinent transactions of the Company.   The Executive Committee consists of Messrs. Scott M. Quist, J. Lynn Beckstead, Jr. and H. Craig Moody.  During 2012, the Executive Committee met on one occasion.

The Nominating and Corporate Governance Committee identifies individuals qualified to become board members consistent with criteria approved by the board, recommends to the board the persons to be nominated by the board for election as directors at a meeting of stockholders, and develops and recommends to the board a set of corporate governance principles.  The Nominating and Corporate Governance Committee consists of Messrs. Charles L. Crittenden, Gilbert A. Fuller, Robert G. Hunter, M.D., H. Craig Moody (Chairman of the committee), and Norman G. Wilbur.  The Nominating and Corporate Governance Committee is composed solely of independent directors, as defined in the listing standards of the Nasdaq Stock Market.  During 2012, the Nominating and Corporate Governance Committee met on three occasions.

Director Nominating Process

The process for identifying and evaluating nominees for directors include the following steps: (1) the Nominating and Corporate Governance Committee, Chairman of the Board or other board members identify a need to fill vacancies or add newly created directorships; (2) the Chairman of the Nominating and Corporate Governance Committee initiates a search and seeks input from board members and senior management and, if necessary, obtains advice from legal or other advisors (but does not hire an outside search firm); (3) director candidates, including any candidates properly proposed by stockholders in accordance with the Company's Bylaws, are identified and presented to the Nominating and Corporate Governance Committee; (4) initial interviews with candidates are conducted by the Chairman of the Nominating and Corporate Governance Committee; (5) the Nominating and Corporate Governance Committee meets to consider and approve final candidate(s) and conduct further interviews as necessary; and (6) the Nominating and Corporate Governance Committee makes recommendations to the board for inclusion in the slate of directors at the annual meeting.  The evaluation process will be the same whether the nominee is recommended by a stockholder or by a member of the Board of Directors.

The Nominating and Corporate Governance Committee will consider nominees proposed by stockholders.  To recommend a perspective nominee for the Nominating and Corporate Governance Committee's consideration, stockholders may submit the candidate's name and qualifications to: Jeffrey R. Stephens, General Counsel and Corporate Secretary, Security National Financial Corporation, 5300 South 360 West, Suite 250, Salt Lake City, Utah 84123.  Recommendations from stockholders for nominees must be received by Mr. Stephens not later than the date set forth under “Deadline for Receipt of Stockholder's Proposals for Annual Meeting to be Held in July 2014” below.

The Nominating and Corporate Governance Committee operates pursuant to a written charter.  The full text of the charter is published on the Company's website at www.securitynational.com.  Stockholders may also obtain a copy of the charter without charge by writing to:  Jeffrey R. Stephens, General Counsel and Corporate Secretary, Security National Financial Corporation, 5300 South 360 West, Suite 250, Salt Lake City, Utah 84123.

Meetings of Non-Management Directors

The Company's independent directors meet regularly in executive session without management.  The Board of Directors has designated a lead director to preside at executive sessions of independent directors.  Mr. H. Craig Moody is currently the lead director.

Stockholder Communications with the Board of Directors

Stockholders who wish to communicate with the Board of Directors or a particular director may send a letter to Jeffrey R. Stephens, General Counsel and Corporate Secretary, Security National Financial Corporation, 5300 South 360 West, Suite 250, Salt Lake City, Utah 84123.  The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.”  All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the board or just certain specified individual directors.  The Corporate Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Executive Officers

The following table sets forth certain information with respect to the executive officers of the Company (the business biographies for Scott M. Quist, J. Lynn Beckstead, Jr., Jason Q. Overbaugh and S. Andrew Quist are set forth above):

Name	Age	Title
Scott M. Quist1	60	Chairman of the Board, President, Chief Executive Officer and Director
Garrett S. Sill	42	Acting Chief Financial Officer and Acting Treasurer
Lynn Beckstead, Jr.	59	Vice President of Mortgage Operations and Director
Jeffrey R. Stephens	59	General Counsel and Corporate Secretary
Christie Q. Overbaugh2	63	Senior Vice President of Internal Operations
Jason G. Overbaugh2	38	Vice President, National Marketing Director of Life Insurance and Assistant Corporate Secretary
S. Andrew Quist1	33	Vice President and Associate General Counsel

________________
1  Scott M. Quist is the father of  S. Andrew Quist.
2  Christie Q. Overbaugh is the mother of Jason G. Overbaugh and the sister of Scott M. Quist.

Christie Q. Overbaugh has served as Senior Vice President of Internal Operations of the Company since June 2006, and a Vice President of the Company from 1998 to June 2006.  Ms. Overbaugh has also served as Vice President of Underwriting for Security National Life Insurance Company since 1998.  From 1986 to 1991, she was Chief Underwriter for Investors Equity Life Insurance Company of Hawaii and Security National Life Insurance Company.  From 1990 to 1991, Ms. Overbaugh was President of the Utah Home Office Underwriters Association.  Ms. Overbaugh is currently a member of the Utah Home Office Underwriters Association and an Associate Member of LOMA (Life Office Management Association).

Garrett S. Sill was appointed to serve as the Company’s Acting Chief Financial Officer and Acting Treasurer, effective January 18, 2013.  Prior to his appointment as Acting Chief Financial Officer and Acting Treasurer, Mr. Sill had been serving since 2011 as Vice President and Assistant Treasurer of Security National Life Insurance Company, a wholly owned subsidiary of the Company.  From 2002 to 2011, Mr. Sill was Chief Financial Officer and Treasurer of SecurityNational Mortgage Company, a wholly-owned subsidiary of the Company.  From 1997 to 2002, he was Vice President and Controller of SecurityNational Mortgage Company.  Mr. Sill is a certified public accountant, having been licensed since 2002.  He holds  a B.A. degree in Accounting from Weber State University and an M.B.A. degree in Business Administration from the University of Utah.  Mr. Sill also serves as a member of the Advisory Council of the School of Accounting and Taxation at Weber State University.

Jeffrey R. Stephens has served as General Counsel and Corporate Secretary of the Company since December 2008. Mr. Stephens had served as General Counsel for the Company from November 2006 to December 2008. He was in private practice from 1981 to 2006 in the states of Washington and Utah. Mr. Stephens is a member of the Utah State Bar and the Washington State Bar Association.  Mr. Stephens holds a B.A. degree in Geography from the University of Utah and received his law degree from Brigham Young University.

The Board of Directors of the Company has a written procedure that requires disclosure to the board of any material interest or any affiliation on the part of any of its officers, directors or employees that is in conflict or may be in conflict with the Company's interests.

No director, officer or 5% stockholder of the Company or its subsidiaries or any affiliates thereof has had any transactions with the Company or its subsidiaries during 2012 or 2011.

All directors of the Company hold office until the next Annual Meeting of Stockholders and until their successors have been elected and qualified.

Corporate Governance

Corporate Governance Guidelines.  The Board of Directors has adopted the Security National Financial Corporation Corporate Governance Guidelines.  These guidelines outline the functions of the board, director qualifications and responsibilities, and various processes and procedures designed to insure effective and responsive governance.  The guidelines are reviewed from time to time in response to regulatory requirements and best practices and are revised accordingly.  The full text of the guidelines is published on the Company's website at www.securitynational.com.  A copy of the Corporate Governance Guidelines may also be obtained at no charge by written request to the attention of Jeffrey R. Stephens, General Counsel and Corporate Secretary, Security National Financial Corporation, 5300 South 360 West, Suite 250, Salt Lake City, Utah 84123.

Code of Business Conduct.   All of the Company's officers, employees and directors are required to comply with the Company's  Code of Business Conduct and Ethics to help insure that the Company's business is conducted in accordance with appropriate standards of ethical behavior.  The Company's Code of Business Conduct and Ethics covers all areas of  professional conduct, including customer relationships, conflicts of interest, insider trading, financial disclosures, intellectual property and confidential information, as well as requiring adherence to all laws and regulations applicable to the Company's business.  Employees are required to report any violations or suspected violations of the Code.  The Code includes an anti-retaliation statement.  The full text of the Code of Business Conduct and Ethics is published on the Company's website at www.securitynational.com.  A copy of the Code of Business Conduct and Ethics may also be obtained at no charge by written request to the attention of Jeffrey R. Stephens, General Counsel and Corporate Secretary, Security National Financial Corporation, 5300 South 360 West, Suite 250, Salt Lake City, Utah 84123.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

SUMMARY COMPENSATION TABLE

The following table sets forth compensation information for fiscal years 2012, 2011 and 2010 for (i) the Company's Chief Executive Officer, (ii) the Company's Chief Financial Officer, and (iii) the Company's three other executive officers, who, based on their total compensation, were the most highly compensated in 2012.  The Company refers to them in this Proxy Statement collectively as the “Named Executive Officers.”
Name and Principal Position	Year	Salary $	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
George R. Quist(1) Former Chairman of the Board and Chief Executive Officer	2012 2011 2010	$203,625 285,513 269,013	$53,230 53,230 52,405	– – –	-- – –	– – –	– – –	$ 9,483 11,308 11,307	$266,338 350,051 332,725
Scott M. Quist(1) Chairman of the Board, President and Chief Executive Officer	2012 2011 2010	$384,400 384,400 383,317	$193,950 95,000 93,950	– – –	– – –	– – –	– – –	$41,330 44,140 43,660	$619,680 523,540 520,927
Stephen M. Sill Former Vice President, Treasurer and Chief Financial Officer	2012 2011 2010	$153,833 149,760 144,000	$13,627 13,500 13,213	– – –	– – –	– – –	– – –	$23,987 24,056 23,581	$191,447 187,316 180,794
J. Lynn Beckstead, Jr. Vice President of Mortgage Operations	2012 2011 2010	$255,667 247,583 237,583	$144,916 26,381 21,900	– – –	– – –	– – –	– – –	$23,996 22,696 22,699	$424,579 296,933 282,182
Jeffrey R. Stephens General Counsel and Corporate Secretary	2012 2011 2010	$156,833 152,792 147,708	$16,850 30,100 8,000	– – –	– – –	– – –	– – –	$19,926 19,354 17,145	$193,609 202,246 172,853
______________________

(1)	George R. Quist, the father of Scott M. Quist, passed away on September 6, 2012.
(2)	Stephen M. Sill served as the Company’s Vice President, Treasurer and Chief Financial Officer from 2002 until his retirement on January 18, 2013. The Company’s Board of Directors appointed Garrett S. Sill, son of Stephen M. Sill, to serve as the Company’s Acting Chief Financial Officer and Acting Treasurer, effective January 18, 2013.
(3)	The amounts indicated under “Change in Pension Value Non-qualified Deferred Compensation Earnings” consist of amounts contributed by the Company into a trust for the benefit of the Named Executive Officers under the Company's Deferred Compensation Plan.
(4)	The amounts indicated under “All Other Compensation” consist of the following amounts paid by the Company for the benefit of the Named Executive Officers:
	(a)	payments related to the operation of automobiles for George R. Quist ($1,700, $2,400 and $2,400 for each of the years 2012, 2011 and 2010, respectively); Scott M. Quist ($7,200 for each of the years 2012, 2011 and 2010); Stephen M. Sill ($5,700 for each of the years 2012, 2011 and 2010); and J. Lynn Beckstead, Jr. and Jeffrey R. Stephens ($0 for each of the years 2012, 2011 and 2010). However, such payments do not include the furnishing of an automobile by the Company to George R. Quist, Scott M. Quist and J. Lynn Beckstead, Jr., nor the payment of insurance and other costs with respect to the automobiles operated by such executive officers;
	(b)	group life insurance premiums paid by the Company to a group life insurance plan for George R. Quist ($7, $9 and $9 for 2012, 2011 and 2010, respectively); Scott M. Quist, Stephen M. Sill and J. Lynn Beckstead, Jr. ($207, $223 and $223 each for 2012, 2011 and 2010, respectively); and Jeffrey R. Stephens ($207, $233 and $115 for 2012, 2011 and 2010, respectively);
	(c)	life insurance premiums paid by the Company for the benefit of George R. Quist ($4,644 for each of the years 2012, 2011 and 2010); Scott M. Quist ($15,016 for each of the years 2012, 2011 and 2010); Stephen M. Sill ($2,976 for each of the years 2012, 2011 and 2010); J. Lynn Beckstead, Jr. ($4,500 for each of the years 2012, 2011 and 2010); and Jeffrey R. Stephens ($0 for each of the years 2012, 2011 and 2010);
	(d)	medical insurance premiums paid by the Company to a medical insurance plan for George R. Quist ($2,934 for 2012, $3,991 for 2011, and $3,990 for 2010); Scott M. Quist and J. Lynn Beckstead, Jr. ($8,644 each for 2012, $11,637 each for 2011, and $11,157 each for 2010); Stephen M. Sill ($8,644 for 2012, $8,135 for 2011, and $7,901 for 2010); and Jeffrey R. Stephens ($12,510 for 2012, $11,550 for 2011, and $10,738 for 2010;
	(e)	long term disability insurance premiums paid by the Company to a provider of such insurance for George R. Quist, ($198 for 2012, $264 for 2011, and $264 for 2010), Scott M. Quist, Stephen M. Sill, J. Lynn Beckstead, Jr., and Jeffrey R. Stephens ($262 each for 2012, $264 each for 2011, and $264 each for 2010);
	(f)	membership dues paid by the Company to Alpine Country Club for the benefit of J. Lynn Beckstead, Jr. ($6,586 for 2012, $6,645 for 2011, and $6,855 for 2010).
	(g)	contributions to defined contribution plans paid by the Company: Scott M. Quist ($10,000 for 2012, $9,800 for 2011, and $9,800 for 2010); Stephen M. Sill ($6,197 for 2012, $6,758 for 2011, and $6,517 for 2010); J. Lynn Beckstead Jr. ($-0- for 2012, $-0- for 2011, and $9,800 for 2010); and Jeffrey R. Stephens ($6,947 for 2012, $7,316 for 2011, and $6,028 for 2010);

SUPPLEMENTAL ALL OTHER COMPENSATION TABLE

The following table sets forth all other compensation provided to the Named Executive Officers for fiscal years 2012, 2011 and 2010.
Name of Executive Officer	Year	Perks and Other Personal Benefits	Tax Reimbursements	Discounted Securities Purchases	Payments/ Accruals on Termination Plans	Registrant Contributions to Defined Contribution Plans	Insurance Premiums	Dividends or Earnings on Stock or Option Awards	Other
George R. Quist	2012 2011 2010	$1,700 2,400 2,400	– – –	– – –	– – –	– – –	$ 7,783 8,908 8,907	– – –	– – –
Scott M. Quist Stephen M. Sill J. Lynn Beckstead, Jr. Jeffrey R. Stephens	2012 2011 2010 2012 2011 2010 2012 2011 2010 2012 2011 2010	$7,200 7,200 7,200 $5,700 5,700 5,700 $6,586 6,645 6,855 – – –	– – – – – – – – – – – –	– – – – – -- – – – – – –	– – – – – – – – – – – –	$10,000 9,800 9,800 $6,197 6,758 6,517 – – $9,800 $6,947 7,316 6,028	$24,130 27,140 25,660 $12,090 11,598 11,364 $17,410 16,324 15,844 $12,979 12,038 11,117	– – – – – – – – – – – –	– – – – – – – – – – – –

GRANTS OF PLAN-BASED AWARDS

The following table sets forth certain information regarding options granted to the Named Executive Officers during the fiscal year ended December 31, 2012.
Name of Executive Officer	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Closing Price on Grant Date ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)
George R. Quist	4/13/12	–	–	–	101,250 (1)	$1.63	$1.56	$57,863
Scott M. Quist	4/13/12	–	–	–	105,000 (1)(2)	$1.63	$1.56	$59,993
Stephen M. Sill	4/13/12	–	–	–	7,688 (1)	$1.48	$1.56	$ 5,069
J. Lynn Beckstead, Jr	4/13/12	–	–	–	18,450 (1)	$1.48	$1.56	$12,164
Jeffrey R. Stephens	4/13/12	–	–	–	5,125 (l)	$1.48	$1.56	$ 3,379
________________

(1)      The stock options have been adjusted for the 5% annual stock dividend declared on December 7, 2012 and paid on February 1, 2013.

(2)      On April 13, 2012, Scott Quist was granted stock options to purchase 100,000 shares of Class A common stock at an exercise price of $1.63 per share or 1,000,000 shares of Class C common stock at an exercise price of $.163 per share, or any combination thereof.

OUTSTANDING EQUITY AWARDS AT FISCAL 2012 YEAR END

The following table sets forth information concerning outstanding equity awards held by Named Executive Officers at December 31, 2012.

	Option Awards							Stock Awards
Name of Executive Officer	Option Grant Date	Number of Securities Underlying Unexercised Options Exercisable (1) (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
George R. Quist	3/31/08 12/04/09 12/03/10 12/02/11 4/13/12	63,814 121,551 115,763 81,703 25,312	(8) (9)	– – – – –		$3.31 3.17 1.74 1.30 1.63	3/31/13 12/04/13 12/03/15 12/02/16 4/13/17	– – – – –	– – – – –	– – – – –	– – – – –	– – – – –
Scott M. Quist	3/25/05 3/31/08 12/04/09 12/03/10 12/02/11 4/13/12	103,422 63,814 121,551 115,763 110,250 52,500	(2) (3) (4) (5) (6)(8) (7)(9)	– – – – – 52,500	(7)(9)	$2.47 3.31 3.17 1.74 1.30 1.63	3/25/15 3/31/13 12/04/14 12/03/15 12/02/16 4/13/17	– – – – – –	– – – – – –	– – – – – –	– – – – – –	– – – – – –
Stephen M. Sill	12/02/11 4/13/12	2,067 94	(8) (9)	– 3,844	(9)	$1.18 1.48	12/02/21 4/13/22	– –	– –	– –	– –	– –
J. Lynn Beckstead, Jr.	12/02/11 4/13/12	4,961 225	(8) (9)	– 9,225	(9)	$1.18 1.48	12/02/21 4/13/22	– –	– –	– –	– –	– –
Jeffrey R. Stephens	4/13/12	62	(9)	2,563	(9)	$1.48	4/13/22	–	–	–	–	–
_________________

(1)     Except for options granted to George R. Quist and options granted to Scott M. Quist after May 31, 2007, which have a five year term, such option grants have ten year terms.  The vesting of any vesting of any unvested shares is subject to the recipient’s continuous employment.  This reflects the equivalent of Class A Common shares.
(2)     On March 25, 2005, Scott Quist was granted options to purchase 70,000 shares of Class A common stock at an exercise price of $3.51 per share or 700,000 shares of Class C common stock at an exercise price of $.351 per share, or any combination thereof.
(3)     On March 31, 2008, Scott Quist was granted stock options to purchase 50,000 shares of Class A common stock at an exercise price of $4.24 per share or 500,000 shares of Class C common stock at an exercise price of $.424 per share, or any combination thereof.
(4)     On December 4, 2009, Scott Quist was granted stock options to purchase 100,000 shares of Class A common stock at an exercise price of $3.87 per share or 1,000,000 shares of Class C common stock at an exercise price of $.387 per share, or any combination thereof.
(5)     On December 3, 2010, Scott Quist was granted stock options to purchase 100,000 shares of Class A common stock at an exercise price of $2.01 per share or 1,000,000 shares of Class C common stock at an exercise price of $.201 per share, or any combination thereof.
(6)     On December 2, 2011, Scott Quist was granted stock options to purchase 100,000 shares of Class A common stock at an exercise price of $1.43 per share or 1,000,000 shares of Class C common stock at an exercise price of $.143 per share, or any combination thereof..
(7)     On April 13, 2012, Scott Quist was granted stock options to purchase 100,000 shares of Class A common stock at the exercise price of $1.34 per share or 1,000,000 shares of Class C common stock at an exercise price of $.134 per share, or any combination thereof.
(8)     The stock options vest in four equal quarterly installments, beginning on March 2, 2012, until such shares are fully vested.
(9)     The stock options vest in four equal quarterly installments, beginning on July 13, 2012, until such shares are fully vested.

OPTION AWARDS VESTING SCHEDULE

The following table sets forth the vesting schedule of unexercisable options reported in the “Number of Securities Underlying Unexercised Options – Unexercisable” column of the table above.

Grant Date	Vesting
3/21/03	These options vested on the grant date.
12/10/04	These options vested on the grant date.
3/25/05	These options vested on the grant date.
3/31/08	These options vested 25% per quarter over a one-year period after the grant date.
12/05/08	These options vested 25% per quarter over a one-year period after the grant date.
12/04/09	These options vested 25% per quarter over a one-year period after the grant date.
12/03/10	These options vested 25% per quarter over a one-year period after the grant date.
12/02/11	These options vested 25% per quarter over a one-year period after the grant date.
4/13/12	These options vest 25% per quarter over a one-year period after the grant date.

OPTION EXERCISES AND STOCK VESTED FOR FISCAL 2012

The following table sets forth all stock options exercised and value received upon exercise, and all stock awards vested and value realized upon vesting, by the Named Executive Officers during the year ended December 31, 2012.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
George R. Quist Scott M. Quist Stephen M. Sill J. Lynn Beckstead, Jr. Jeffrey R. Stephens	102,957 93,167 20,561 117,287 15,489	$755,114 585,256 66,849 557,850 96,646	– – – – –	– – – – –

PENSION BENEFITS FOR FISCAL 2012

The following table sets forth the present value as of December 31, 2012 of the benefit of the Named Executive Officers under a defined benefit pension plan.
Name of Executive Officer	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
George R. Quist Scott M. Quist Stephen M. Sill J. Lynn Beckstead, Jr. Jeffrey R. Stephens	None None None None None	– – – – –	– – – – –	– – – – –

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth certain information as of December 31, 2012 with respect to compensation plans (including individual compensation arrangements) under which the Company’s equity securities are authorized for issuance, aggregated as follows:

-	All compensation plans previously approved by security holders; and
-	All compensation plans not previously approved by security holders.
	A	B	C
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column A)

Equity compensation plans approved by stockholders(1) Equity compensation plans not approved by stockholders	1,556,104(2) 0	$2.02(3) –	1,551,085(4) 0
________________

(1)  This reflects the 1993 Stock Option Plan (the “1993 Plan”), the 2000 Director Stock Option Plan (the “2000 Director Plan”), the 2003 Stock Option Plan (the “2003 Plan”), and the 2006 Director Stock Option Plan (the “2006 Director Plan”).  The 2003 Plan was approved by stockholders at the annual stockholders meeting held on July 11, 2003, which reserved 500,000 shares of Class A common stock and 1,000,000 shares of Class C common stock for issuance thereunder.  As a result of the stockholder approval of  the 2003 Plan, the Company terminated the 1993 Plan.  The 2006 Director Plan was approved by stockholders at the annual stockholders meeting held on December 7, 2006, which reserved 100,000 shares of Class A common stock for issuance thereunder.  As a result of the stockholder approval of the 2006 Director Plan, the Company terminated the 2000 Director Plan.

(2) Assumes that 5,838,505 shares of Class C common stock issuable upon the exercise of certain outstanding options are converted into 583,851 shares of Class A common stock.

(3) The weighted average exercise prices reflect solely the shares of Class A common stock that will be issued upon exercise of outstanding options.

(4)   This number includes 1,443,579 shares of Class A common stock and 78,292 shares of Class C common stock available for future   issuance under the 2003 Plan, and 29,214 shares of common stock available for future issuance under the 2006 Director Plan.

Retirement Plans

On December 8, 1988, the Company entered into a deferred compensation plan with George R. Quist, the former Chairman of the Board and Chief Executive Officer of the Company.  The plan was later amended on three occasions with the third amendment effective February 1, 2001.  Under the terms of the plan as amended, upon the retirement of Mr. Quist, the Company is required to pay him ten annual installments in the amount of $60,000.  Retirement is defined in the plan as the age of 70, or a later retirement age, as specified by the Board of Directors.  The $60,000 annual payments are to be adjusted for inflation in accordance with the United States Consumer Price Index for each year after January 1, 2002.

The plan also provides that the Board of Directors may, in its discretion, pay the amounts due under the plan in a single, lump-
sum payment.  The Company accrued $12,000 and $18,000 in fiscal 2012 and 2011, respectively, to cover the present value of anticipated retirement benefits under the employment agreement of $598,426 as of December 31, 2012.  Mr. Quist passed away  on September 6, 2012.  Pursuant to the plan, the unpaid installments will be paid to his designated beneficiaries.

Employment Agreements

  Employment Agreement with Scott M. Quist

On July 16, 2004, the Company entered into an employment agreement with Scott M. Quist, its Chairman of the Board, President and Chief Executive Officer.  The agreement was effective as of December 4, 2003 and had a five-year term ending December 4, 2008.  The Company renewed the agreement on December 4, 2008 for an additional five-year term. The Company has agreed to renew the agreement on December 4, 2013 for an additional five-year term, provided Mr. Quist performs his duties with usual and customary care and diligence.  Under the terms of the agreement, Mr. Quist is to devote his full time to the Company serving as  Chairman of the Board, President and Chief Executive Officer at not less than his current salary and benefits.  The Company also agrees to maintain a group term life insurance policy of not less than $1,000,000 on Mr. Quist’s life and a whole life insurance policy in the amount of $500,000 on Mr. Quist’s life.  In the event of disability, Mr. Quist’s salary would be continued for up to five years at 75% of its current level.

 In the event of a sale or merger of the Company and Mr. Quist is not retained in his current position, the Company would be obligated to continue paying Mr. Quist’s current compensation and benefits for seven years following the merger or sale.  The agreement further provides that Mr. Quist is entitled to receive annual retirement benefits beginning (i) one month from the date of his retirement (to commence no sooner than age 65), (ii) five years following complete disability, or (iii) upon termination of his employment without cause.  These retirement benefits are to be paid for a period of ten years in annual installments in the amount equal to 75% of his then current rate of compensation.  However, in the event that Mr. Quist dies prior to receiving all retirement benefits thereunder, the remaining benefits are to be paid to his heirs.  The Company expensed $87,467 and $145,036 in fiscal 2012 and 2011, respectively, to cover the present value of anticipated retirement benefits under the agreement.  The liability accrued was $1,173,242 and $1,121,162 as of December 31, 2012 and 2011, respectively.

Employment Agreement with J. Lynn Beckstead, Jr.

On December 4, 2003, the Company, through its subsidiary SecurityNational Mortgage Company, entered into an employment agreement with J. Lynn Beckstead, Jr., Vice President of Mortgage Operations of the Company and President of SecurityNational Mortgage Company.   The agreement has a five-year term ending December 4, 2008.  The Company renewed the agreement on December 4, 2008 for an additional five-year term.  The Company has agreed to renew the agreement on December 4, 2013 for additional five-year term, provided Mr. Beckstead performs his duties with usual and customary care and diligence.  Under the terms of the agreement, Mr. Beckstead is to devote his full time to the Company serving as President of SecurityNational Mortgage Company at not less than his current salary and benefits, and to include $350,000 of life insurance protection.  In the event of disability, Mr. Beckstead’s salary would be continued for up to five years at 50% of its current level.

 In the event of a sale or merger of the Company, and Mr. Beckstead was not retained in his current position, the Company would be obligated to continue paying Mr. Beckstead’s current compensation and benefits for five years following the merger or sale. The agreement further provides that Mr. Beckstead is entitled to receive annual retirement benefits beginning (i) one month from the date of his retirement (to commence no sooner than age 62½) (ii) five years following complete disability, or (iii) upon termination of his employment without cause.  These retirement benefits are to be paid for a period of ten years in annual installments in the amount equal to 50% of his then current annual salary.  However, in the event that Mr. Beckstead dies prior to receiving all retirement benefits thereunder, the remaining benefits are to be paid to his heirs.  The Company expensed $44,533 and $58,964 in 2012 and 2011, respectively, to cover the present value of the anticipated retirement benefits of the agreement.  The liability accrued was $613,403 and $533,483 as of December 31, 2012 and 2011, respectively.

Director Compensation

Directors of the Company (but not including directors who are employees) are currently paid a director’s fee of $16,800 per year by the Company for their services and are reimbursed for their expenses in attending board and committee meetings. An additional fee of $750 is paid to each audit committee member for each audit committee meeting attended. Each director is provided with an annual grant of stock options to purchase 1,000 shares of Class A common stock, which occurred under the 2000 Director Stock Option Plan for years 2000 to 2005 and under the 2006 Director Stock Option Plan for years 2006 to 2012.  During 2012 and 2011, each director was granted options to purchase an additional 5,000 shares of Class A common stock for each such year.

DIRECTOR COMPENSATION FOR FISCAL 2012

The following table sets forth the compensation of the Company's non-employee directors for fiscal 2012.

Name	Fees Earned or Paid In Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Charles L. Crittenden Robert G. Hunter Gilbert A. Fuller (1) H. Craig Moody Norman G. Wilbur	$17,550 16,800 1,400 19,050 19,050	– – – – –	$ 6,806 6,806 3,029 6,806 6,806	– – – – –	– – – – –	– – – – –	$24,356 23,606 4,429 25,856 25,856
               _________________________________________
               (1) Mr. Fuller was appointed a director on December 7, 2012.

Employee 401(k) Retirement Savings Plan

In 1995, the Board of Directors adopted the 401(k) Retirement Savings Plan.  Under the terms of the 401(k) plan, effective January 1, 1995, the Company may make discretionary employer matching contributions to its employees who choose to participate in the plan.  The plan allows the Board of Directors to determine the amount of the contributions to the plan at the end of each year.  All persons who have completed at least one year's service with the Company and satisfy other plan requirements are eligible to participate in the plan.  All Company matching contributions are invested in the Company's Class A common stock.

The Company may also contribute, at the discretion of the Board of Directors, an employer profit sharing contribution to the 401(k) plan.  The employer profit sharing contribution is to be divided among three different classes of participants in the plan based upon the participant's title in the Company.  All amounts contributed to the plan are deposited into a trust fund administered by an independent trustee.  Beginning January 1, 2008, the Company elected to be a “Safe Harbor” Plan for its matching 401(k) contributions.  The Company will match 100% of up to 3% of an employee's total annual compensation and 50% of 4% to 5% of an employee's annual compensation.  The match is in shares of the Company's Class A common stock.  The Company's matching contributions for 2012, 2011 and 2010 were $222,719, $208,206 and $344,722, respectively, under the “Safe Harbor” Plan.

Employee Stock Ownership Plan

                 Effective January 1, 1980, the Company adopted an employee stock ownership plan (the “ESOP Plan”) for the benefit of career employees of the Company and its subsidiaries. Under the ESOP Plan, the Company has discretionary power to make contributions on behalf of all eligible employees into a trust created under the ESOP Plan.  Employees become eligible to participate in the ESOP Plan when they have attained the age of 19 and have completed one year of service (a twelve-month period in which the employee completes at least 1,040 hours of service).

The Company's contributions under the ESOP Plan are allocated to eligible employees on the same ratio that each eligible employee's compensation bears to total compensation for all eligible employees during each year.  To date, the ESOP Plan has approximately 338 participants and had $0 in contributions payable to the Plan in 2012.  Benefits under the ESOP Plan vest as follows: 20% after the third year of eligible service by an employee, and an additional 20% in the fourth, fifth, sixth and seventh years of eligible service by an employee.

Benefits under the ESOP Plan will be paid out in one lump sum or in installments in the event the employee becomes disabled, reaches the age of 65, or is terminated by the Company and demonstrates financial hardship.  The ownership plan committee, however, retains discretion to determine the final method of payment.  Finally, the Company reserves the right to amend or terminate the ESOP Plan at any time.  The trustees of the trust fund under the ESOP Plan are Scott M. Quist (Chairman) and Robert G. Hunter, who each serve as a director of the Company, and S. Andrew Quist who does not currently serve as a director.

Deferred Compensation Plan

In 2001, the Company's Board of Directors adopted a Non-Qualified Deferred Compensation Plan.  Under the terms of the Non-Qualified  Deferred  Compensation  Plan,  the  Company  will  provide  deferred  compensation for a select group of management or highly compensated employees, within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended.  The board has appointed a committee of the Company to be the plan administrator and to determine the employees who are eligible to participate in the plan.  The employees who participate may elect to defer a portion of their compensation into the plan.  The Company may contribute into the plan at the discretion of the Company's Board of Directors.  The Company did not make any contributions during 2012,  2011 or 2010.

NON-QUALIFIED DEFERRED COMPENSATION FOR FISCAL 2012

The following table sets forth contributions to the deferred compensation account of the Named Executive Officers in fiscal 2012 and the aggregate balance of deferred compensation of the Named  Executive Officers at December 31, 2012.

Name	Executive Contributions In Last Fiscal Year ($)	Registrant Contributions In Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
George R. Quist Scott M. Quist Stephen M. Sill J. Lynn Beckstead, Jr. Jeffrey R. Stephens	– – – – –	– – – – –	– – – – –	– – – – –	$545,783 603,968 181,943 291,191 –

2003 Stock Option Plan

On July 11, 2003, the Company adopted the Security National Financial Corporation 2003 Stock Incentive Plan (the “2003 Plan”), which reserved 500,000 shares of Class A common stock and 1,000,000 shares of Class C common stock for issuance thereunder.  The 2003 Plan was approved by the Board of Directors on May 9, 2003, and by the stockholders at the annual meeting of the stockholders held on July 11, 2003.  The 2003 Plan allows the Company to grant options and issue shares as a means of providing equity incentives to key personnel, giving them a proprietary interest in the Company and its success and progress.

On July 13, 2007, the stockholders approved an amendment to the 2003 Plan to authorize an additional 400,000 shares of Class A common stock and an additional 1,000,000 shares of Class C common stock to be made available for issuance under the plan.  On July 10, 2009, the stockholders approved an amendment to the 2003 Plan to authorize an additional 500,000 shares of Class A common stock and an additional 1,000,000 shares of Class C common stock to be made available for issuance under the plan.

On July 9, 2010, the stockholders approved an amendment to the 2003 Plan to authorize an additional 500,000 shares of Class A common stock to be made available for issuance under the plan, of which up to 100,000 Class A common shares could be issued as up to 1,000,000 shares of Class C common stock.  On July 10, 2011, the stockholders approved an amendment to the 2003 Plan to authorize an additional 500,000 shares of Class A common stock to be made available for issuance under the plan, of which up to 100,000 Class A common shares could be issued as up to 1,000,000 shares of Class C common stock.

On July 6, 2012, the stockholders approved an amendment to the 2003 Plan to authorize an additional 450,000 shares of Class A common stock to be made available for issuance under the plan, of which up to 200,000 Class A common shares could be issued as up to 2,000,000 shares of Class C common stock.

The 2003 Plan provides for the grant of options and the award or sale of stock to officers, directors, and employees of the Company.  Both “incentive stock options”, as defined under Section 422A of the Internal Revenue  Code of 1986 and “non-qualified options” may be granted under the 2003 Plan.  The exercise prices for the options granted are equal to or greater than the fair market value of the stock subject to such options as of the date of grant, as determined by the Company’s Board of Directors. The options granted under the 2003 Plan are to reward certain officers and key employees who have been employed by the Company for a number of years and to help the Company retain these officers by providing them with an additional incentive to contribute to the success of the Company.

 The 2003 Plan is to be administered by the Board of Directors or by a committee designated by the board.  The terms of options granted or stock awards or sales affected under the 2003 Plan are to be determined by the Board of Directors or its committee.  The options shall be either fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the  board or the committee may specify.

The plan also provides that if the shares of common stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of common stock as a stock dividend on its outstanding common stock, the number of shares of common stock deliverable upon the exercise of options shall be increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price to reflect such subdivision, combination or stock dividend.  In addition, the number of shares of common stock reserved for purposes of the plan shall be adjusted by the same proportion.  No options may be exercised for a term of more than ten years from the date of grant.

Options intended as incentive stock options may be issued only to employees, and must meet certain conditions imposed by the code, including a requirement that the option exercise price be no less than then fair market value of the option shares on the date of grant.  The 2003 Plan provides that the exercise price for non-qualified options will not be less than at least 50% of the fair market value of the stock subject to such option as of the date of grant of such options, as determined by the Company’s Board of Directors.  The 2003 Plan has a term of ten years.

2006 Director Stock Option Plan

On December 7, 2006, the Company adopted the 2006 Director Stock Option Plan (the “Director Plan”), effective December 7, 2006. The Director Plan provides for the grant by the Company of options to purchase up to an aggregate of 100,000 shares of Class A common stock for issuance thereunder. The Director Plan provides that each member of the Company's Board of Directors who is not an employee or paid consultant of the Company is automatically eligible to receive options to purchase the Company's Class A common stock under the Director Plan.

Effective as of December 7, 2006, and on each anniversary date thereof during the term of the Director Plan, each outside director shall automatically receive an option to purchase 1,000 shares of Class A common stock. In addition, each new outside director who  first joins the Board after the effective date shall be granted an option to purchase 1,000 shares upon the date which such person first becomes an outside director and an annual grant of an option to purchase 1,000 shares on each anniversary date thereof during the term of the Director Plan. The options granted to outside directors shall vest in four equal quarterly installments over a one year period from the date of grant until such shares are fully vested.  The primary purposes of the Director Plan are to enhance the Company's ability to attract and retain well-qualified persons for service as directors and to provide incentives to such directors to continue their association with the Company.

In the event of a merger of the Company with or into another company, or a consolidation, acquisition of stock or assets or other change in control transaction involving the Company, each option becomes exercisable in full, unless such option is assumed by the successor corporation. In the event the transaction is not approved by a majority of the “continuing directors” (as defined in the Director Plan), each option becomes fully vested and exercisable in full immediately prior to the consummation of such transaction, whether or not assumed by the successor corporation.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended,  requires the Company’s executive officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and periodic changes in ownership of the Company’s common stock with the Securities and Exchange Commission.  Such persons are also required to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of stock reports received by it with respect to fiscal 2012, or written representations from certain reporting persons, the Company believes that its directors, officers and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them, except each of the Company’s officers and directors (with the exception of Gilbert Fuller) through an oversight, filed one late Form 4 report reporting the granting of stock options in April 2012.

In addition, Scott Quist, through an oversight, filed two late Form 4 reports disclosing the exercise of stock options in August 2012 and December 2012; and Lynn Beckstead, through an oversight, filed two late Form 4 reports disclosing the exercise of stock options in October 2012 and November 2012, and one late Form 4 disclosing one transaction involving the sale of shares of Class A common stock in December 2012.

Moreover, Stephen Sill, through an oversight, filed two late Form 4 reports disclosing the exercise of stock options in August 2012 and November 2012; Jeffrey Stephens, through an oversight, filed one late Form 4 report disclosing the exercise of stock options in December 2012 and one late Form 4 report disclosing one transaction involving the sale of shares of Class A common stock in December
2012; and Christie Overbaugh, through an oversight, filed two late Form 4 reports disclosing the exercise of stock options in November 2012 and December 2012.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth security ownership information of the Company's Class A and Class C common stock as of March 31, 2013, (i) for persons who own beneficially more than 5% of the Company's outstanding Class A or Class C common stock, (ii) each director of the Company, and (iii) for all executive officers and directors of the Company as a group.

	Class A		Class C		Class A and Class C
	Common Stock		Common Stock		Common Stock
	Amount		Amount		Amount
	Beneficially	Percent	Beneficially	Percent	Beneficially	Percent
Name and Address (1)	Owned	of Class	Owned	of Class	Owned	of Class
Scott M. Quist (2)(8)(9)(10)(11)	532,022	5.0%	8,001,682	48.4%	8,530,821	31.4%
George R. and Shirley C. Quist Family Partnership, Ltd. (3)	830,028	7.8%	4,957,828	30.0%	5,787,856	21.3%
Employee Stock Ownership Plan (ESOP) (4)	540,190	5.1%	1,540,731	9.3%	2,080,921	7.7%
Estate of George R. Quist (5)	959,948	9.0%	576,267	3.5%	1,536,215	5.7%
401(k) Retirement Savings Plan (6)	654,373	6.1%	–	–	654,373	2.4%
Associated Investors (7)	58,803	*	569,979	3.4%	628,782	2.3%
Non-Qualified Deferred Compensation Plan (8)	488,536	4.6%	–	–	488,536	1.8%
Christie Q. Overbaugh (13)	189,875	1.8%	166,790	1.0%	356,665	1.3%
J. Lynn Beckstead, Jr. (10)(12)(14)	185,403	1.7%	–	–	185,403	*
Jeffrey R. Stephens (15)	48,955	*	–	–	48,955	*
Robert G. Hunter, M.D. (9)(16)	46,050	*	–	–	46,050	*
Charles L. Crittenden (17)	45,775	*	–	–	45,775	*
H. Craig Moody (18)	44,540	*	–	–	44,540	*
Norman G. Wilbur (19)	35,460	*	–	–	35,460	*
Garrett S. Sill (10)(12)(20)	34,580	*	–	–	34,580	*
Gilbert A. Fuller (21)	262	*	–	–	262	*
All directors and executive officers (10 persons) (9)(10)(11)(12)	1,209,734	11.0%	8,168,472	49.4%	9,378,206	34.3%

    *   Less than 1%

  (1)  Unless otherwise indicated, the address of each listed stockholder is c/o Security National Financial Corporation, 5300 South 360 West, Suite 250, Salt Lake City, Utah 84123.
  (2)  Includes  options  to  purchase  78,750  shares  of Class A common stock and 5,147,988 shares of Class C common stock granted to Scott M. Quist that are currently exercisable or will become exercisable within 60 days of March 31, 2013.
  (3)  This stock is owned by the George R. and Shirley C. Quist Family Partnership, Ltd., of which Scott M. Quist is the managing general partner.
  (4)  The trustees of the Employee Stock Ownership Plan (ESOP) are Scott M. Quist, S. Andrew Quist and Robert G. Hunter, who exercise shared voting and investment powers.
  (5)  Includes options to purchase 434,589 shares of Class A common stock granted to George R. Quist that are currently exercisable or will become exercisable within 60 days of March 31, 2013.
  (6)  The members of the investment committee of the 401(k) Retirement Savings Plan are Scott M. Quist, J. Lynn Beckstead, Jr., and Garrett S. Sill.
  (7)  The managing general partner of Associated Investors is Scott M. Quist, who exercises sole voting and investment powers.
  (8)  The members of the investment committee of the Non-Qualified Deferred Compensation Plan are Scott M. Quist, J. Lynn Beckstead, Jr. and Garrett S. Sill.
  (9)  Does not include 540,190 shares of Class A common stock and 1,540,731 shares of Class C common stock owned by the Company’s Employee Stock Ownership Plan (ESOP), of which Scott M. Quist, S. Andrew Quist and Robert G. Hunter are the trustees and, accordingly, exercise shared voting and investment powers with respect to such shares.
  (10)  Does not include 654,373 shares of Class A common stock owned by the Company’s 401(k) Retirement Savings Plan, of which Scott M. Quist, J. Lynn Beckstead, Jr. and Garrett S. Sill are members of the investment committee and, accordingly, exercise shared voting and investment powers with respect to such shares.
  (11)  Does not include 58,803 shares of Class A common stock and 569,979 shares of Class C common stock owned by Associated Investors, a Utah general partnership, of which Scott M. Quist is the managing partner and, accordingly, exercises sole voting and investment powers with respect to such shares.
  (12)  Does not include 408,143 shares of Class A common stock owned by the Company’s Non-Qualified Deferred Compensation Plan, of which Scott M. Quist , J. Lynn Beckstead and Garrett S. Sill are members of the investment committee and, accordingly, exercise shared voting and investment powers with respect to such shares.
  (13)  Includes options to purchase 2,687 shares of Class A common stock granted to Ms. Overbaugh that are currently exercisable or will become exercisable within 60 days of March 31, 2013.
  (14)  Includes options to purchase 9,768 shares of Class A common stock granted to Mr. Beckstead that are currently exercisable or will become exercisable within 60 days of March 31, 2013.
  (15)  Includes options to purchase 1,343 shares of Class A common stock granted to Mr. Stephens that are currently exercisable or will become exercisable within 60 days of March 31, 2013.
  (16)  Includes options to purchase 38,655 shares of Class A common stock granted to Dr. Hunter that are currently exercisable or will become exercisable within 60 days of March 31, 2013.
  (17)  Includes options to purchase 262 shares of Class A common stock granted to Mr. Crittenden that are currently exercisable or will become exercisable within 60 days of March 31, 2013.
  (18)  Includes options to purchase 38,655 shares of Class A common stock granted to Mr. Moody that are currently exercisable or will become exercisable within 60 days of March 31, 2013.
  (19)  Includes options to purchase 23,222 shares of Class A common stock granted to Mr. Wilbur that are currently exercisable or will become exercisable within 60 days of March 31, 2013.
  (20)  Includes options to purchase 27,302 shares of Class A common stock granted to Mr. Sill that are currently  exercisable, or will become exercisable, within 60 days of March 31, 2013.
  (21)  Includes options to purchase 262 shares of Class A common stock granted to Mr. Fuller that are currently  exercisable, or will become exercisable, within 60 days of March 31, 2013.

The Company’s executive officers and directors, as a group, own beneficially approximately 34.3% of the outstanding shares of the Company’s Class A and Class C common stock.

REPORT OF THE COMPENSATION COMMITTEE

Compensation Discussion and Analysis

Under rules established by the Securities and Exchange Commission (the “Commission”), the Company is required to provide certain data and information in regard to the compensation and benefits provided to its Chief Executive Officer, Chief Financial Officer, and the three other most highly compensated executive officers.  In fulfillment of this requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement.

Executive Compensation Philosophy.  The Compensation Committee of the Board of Directors is composed of five directors (including Gilbert A. Fuller who was appointed a committee member on December 7, 2012), all of whom are independent, outside directors.  The Compensation Committee is responsible for setting and administering the policies and programs that govern both annual compensation and stock ownership programs for the executive officers of the Company.  The Company’s executive compensation policy is based on principles designed to ensure that an appropriate relationship exists between executive pay and corporate performance, while at the same time motivating and retaining executive officers.

Executive Compensation Components.  The key components of the Company’s compensation program are base salary, an annual incentive award, and equity participation.  These components are administered with the goal of providing total compensation that is competitive in the marketplace, rewards successful financial performance and aligns executive officers’ interests with those of stockholders.  The Compensation Committee reviews each component of executive compensation on an annual basis.

 Base Salary.  Base salaries for executive officers are set at levels believed by the Compensation Committee to be sufficient to attract and retain qualified executive officers.  Base pay increases are provided to executive officers based on an evaluation of each executive’s performance, as well as the performance of the Company as a whole.  In establishing base salaries, the Compensation Committee not only considers the financial performance of the Company, but also the success of the executive officers in developing and executing the Company’s strategic plans, developing management employees and exercising leadership.  The Compensation Committee believes that executive officer base salaries for 2012 were reasonable as compared to amounts paid by companies of similar size.

Annual Incentive.  The Compensation Committee believes that a significant proportion of total cash compensation for executive officers should be subject to attainment of specific Company financial performance.  This approach creates a direct incentive for executive officers to achieve desired performance goals and places a significant percentage of each executive officer’s compensation at risk.  Consequently, each year the Compensation Committee establishes potential bonuses for executive officers based on the Company’s achievement of certain financial performance.  The Compensation Committee believes that executive officer annual bonuses for 2012 were reasonable as compared to amounts paid by companies of similar size.

Stock Options. The Compensation Committee believes that equity participation is a key component of its executive compensation program.  Stock options are granted to executive officers primarily based on the officer’s actual and potential contribution to the Company’s growth and profitability and competitive marketplace practices.  Option grants are designed to retain executive officers and motivate them to enhance stockholder value by aligning the financial interests of executive officers with those of stockholders.  Stock options also provide an effective incentive for management to create stockholder value over the long term since the full benefit of the compensation package cannot be realized unless an appreciation in the price of the Company’s Class A common stock occurs over a number of years.

Compensation of Chief Executive Officer.  Consistent with the executive compensation policy and components described above, the Compensation Committee determined the salary, bonus and stock options received by George R. Quist, the former Chairman of the Board and Chief Executive Officer of the Company who passed away on September 6, 2012, for services rendered in 2012.  Mr. Quist had received a base salary of $203,625 for 2012 prior to his death.  Under the Compensation Committee’s rules, the Chief Executive Officer may not be present during voting or deliberations related to his compensation.

COMPENSATION COMMITTEE

Charles L. Crittenden, Chairman
Robert G. Hunter, M.D.
H. Craig Moody
Norman G. Wilbur

REPORT OF THE AUDIT COMMITTEE

The Company has an Audit Committee consisting of four non-management directors, Charles L. Crittenden, Gilbert A. Fuller (who was appointed a committee member on December 7, 2012), H. Craig Moody and Norman G. Wilbur.  Each member of the Audit Committee is considered independent and qualified in accordance with applicable independent director and audit committee listing standards.  The Company's Board of Directors has adopted a written charter for the Audit Committee.

During the year 2012, the Audit Committee met three times.  The Audit Committee has met with management and discussed the Company's internal controls, the quality of the Company's financial reporting, the results of internal and external audit examinations, and the audited financial statements.  In addition, the Audit Committee met with the Company's independent registered public accountants, Hansen, Barnett & Maxwell, P.C. and discussed all matters required to be discussed by the auditors with the Audit Committee under Statement on Auditing Standards No. 114 (communication with audit committees).  The Audit Committee reviewed and discussed with the auditors their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and Public Company Accounting Oversight Board Rule No. 3526 (Communication with Audit Committees Concerning Independence), and considered with the auditors whether the non-audit services provided by them to the Company during 2012 was compatible with the auditors' independence.

In performing these functions, the Audit Committee acts only in an oversight capacity.  In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which is responsible for the integrity of the Company's internal controls and its financial statements and reports, and the Company's independent auditors, who are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and for issuing a report on these financial statements.

Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Norman G. Wilbur, Chairman
Charles L. Crittenden
H. Craig Moody

APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

PROPOSAL 2

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables the Company’s stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of the Named Executive Officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

As discussed in the Compensation Discussion and Analysis, the Company designs its compensation programs to maintain a performance- and achievement-oriented environment throughout the Company.  The goals of the Company’s executive compensation program are to provide total compensation that is competitive in the market place and that rewards successful financial performance in order to attract, retain, and motivate high-qualified executives, and to align executive officers’ interests with those of the stockholders.

Consistent with these goals and as discussed in the Compensation Discussion and Analysis, the Compensation Committee has designed guiding principles designed to ensure that an appropriate relationship exists between executive pay and corporate performance, while at the same time motivating and retaining executive officers.

The Company is asking its stockholders to indicate their support for the compensation of the Company’s Named Executive Officers as described in this Proxy Statement.  This proposal, commonly known as a “say-on-pay” proposal, gives the stockholders the opportunity to express their views on the compensation of the Named Executive Officers.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s Named Executive Officers and the philosophy, policies, and practices described in this Proxy Statement.  Accordingly, the Board of Directors will ask the stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2012 Summary Compensation Table, and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Board of Directors, or the Compensation Committee.  The Board of Directors and the Compensation Committee value the opinions of the Company’s stockholders and will take into account the outcome of this vote in considering future compensation arrangements.

The Board of Directors recommends that the stockholders vote “FOR” approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers.

APPROVAL OF THE 2013 STOCK OPTION PLAN

PROPOSAL 3

On May 14, 2013, the Board of Directors adopted the 2013 Stock Option Plan (the “2013 Plan”), effective May 14, 2013.  This section, which summarizes the material terms of the 2013 Plan, is qualified in its entirety by and subject to the full text of the 2013 Plan, which is attached to this Proxy Statement as Appendix A.  The 2013 Plan provides for the reservation of 450,000 shares of Class A Common Stock to be made available for issuance under the plan, of which up to 150,000 Class A common shares could be issued as up to 1,500,000 shares of Class C Common Stock.

The stockholders will be asked to approve the adoption of the 2013 Plan and the reservation of shares of issuance thereunder at the Annual Meeting of Stockholders.  Management recommends that stockholders vote for the approval of the adoption of the 2013 Plan so as to allow the grant of options and the issuance of shares as a means of providing equity incentives to key personnel, giving them a proprietary interest in the Company and its success and progress.  The affirmative vote of the holders of a majority of the outstanding shares entitled to vote and represented at the Annual Meeting will be required to approve the adoption of the 2013 Plan.

The 2013 Plan provides for the grant of options and the aware or sale of stock to officers, directors, and employees of the Company.  Both “incentive stock options”, as defined under Section 422A of the Internal Revenue Code of 1986 (the “Code”) and “non-qualified options” may be granted under the 2013 Plan.

The 2013 Plan is to be administered by the Board of Directors or by a committee designated by the Board.  The terms of options granted or stock awards or sales affected under the 2013 Plan are to be determined by the Board of Directors or its compensation committee.  No options may be exercised for a term of more than ten years from the date of grant.  Options intended as incentive stock options may be issued only to employees, and must meet certain conditions imposed by the code, including a requirement that the option exercise price be no less than then fair market value of the option shares on the date of grant.  The 2013 Plan provides that the exercise price for non-qualified options will be not less than at least 50% of the fair market value of the stock subject to such option as of the date of grant of such options, as determined by the Company’s Board of Directors.

The 2013 Plan has a term of ten years.  The Board of Directors may amend or terminate the 2013 Plan at any time, from time to time, subject to approval of certain modifications to the 2013 Plan by the stockholders of the Company as may be required by law or the 2013 Plan.

The Company has in the past used, and intends in the future to use, stock options as incentive devices to motivate and compensate its salaried officers and other key employees, and believes that equity incentives represented by stock options enhances the Company’s ability in attracting and retaining the best possible persons for positions of significant responsibility by providing its officers and other key employees with additional incentives to contribute to the Company’s success.   Management further believes that the availability of such equity incentives has served, and will continue to serve, an important part in the implementation of the Company’s growth strategy.

The Board of Directors recommends that the stockholders vote “FOR” approval of the adoption of the 2013 Stock Option Plan and the reservation of 450,000 shares of Class A common stock to be made available for issuance under the plan, of which up to 150,000 Class A common shares could be issued as up to 1,500,000 shares of Class C common stock.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

PROPOSAL 4

The independent public accounting firm of Hansen, Barnett & Maxwell, P.C. has been the Company's independent registered public accountants since May 20, 2005.  The Audit Committee has recommended and the Board of Directors has appointed Hansen, Barnett & Maxwell, P.C. for purposes of auditing the consolidated financial statements of the Company for the fiscal year ending December 31, 2013.  It is anticipated that representatives of Hansen, Barnett & Maxwell, P.C. will be present at the Annual Meeting and will be provided an opportunity to make a statement if they desire, and to be available to respond to appropriate questions.

The Board of Directors recommends that stockholders vote “FOR” ratification of the appointment of Hansen, Barnett & Maxwell, P.C. as the Company's independent registered public accountants for fiscal year ending December 31, 2013.

AUDIT FEES, FINANCIAL INFORMATION SYSTEMS DESIGN
AND IMPLEMENTATION FEES AND ALL OTHER FEES

Fees for the year 2012 for the annual audit of the financial statements and employee benefit plans and related quarterly reviews by the Company’s independent registered public accountants were $400,425.  In addition, there were $89,698 in tax preparation fees during 2012.

OTHER MATTERS

The Company knows of no other matters to be brought before the Annual Meeting, but if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent in accordance with their judgment.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Stockholders are referred to the Company's Annual Report, including financial statements, for the fiscal year ended December 31, 2012.  The 2012 Annual Report is not included with this Proxy Statement. Please go online to review the Company’s 2012 Annual Report at http://www.securitynational.com/shareholders.  The Company will provide, without charge to each stockholder upon request, the 2012 Annual Report as filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2012.  Such requests should be directed to Jeffrey R. Stephens, General Counsel and Corporate Secretary, by email at contact@securitynational.com or by regular mail at Security National Financial Corporation, P.O. Box 57250, Salt Lake City, Utah 84157-0250.

DEADLINE FOR RECEIPT OF STOCKHOLDER'S PROPOSALS
FOR ANNUAL MEETING TO BE HELD IN JULY 2014

Any proposal by a stockholder to be presented at the Company's next Annual Meeting of Stockholders expected to be held in July 2014 must be received at the offices of the Company, P.O. Box 57250, Salt Lake City, Utah 84157-0250, no later than March 31, 2014.

By order of the Board of Directors,

/s/ Jeffrey R. Stephens

Jeffrey R. Stephens
General Counsel and Corporate Secretary
June 3, 2013
Salt Lake City, Utah

 APPENDIX A

SECURITY NATIONAL FINANCIAL CORPORATION

 2013 STOCK OPTION PLAN

Purpose.  This 2013 Stock Option Plan (the “Plan”) is intended to provide incentives: (a) to the officers and other employees of Security National Financial Corporation, a Utah corporation (the “Company”), and any present or future subsidiaries of the Company (collectively, “Related Corporations”) by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as “incentive stock options” under Section 422A(b) of the Internal Revenue Code of 1986, as amended (the “Code”) (“ISO” or “ISOs”); (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs (“Non-Qualified Option” or “Non-Qualified Options”); (c) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with awards of stock in the Company (“Awards”); and (d) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of stock in the Company (“Purchases”).  Both ISOs and Non-Qualified Options are referred to hereafter individually as an “Option” and collectively as “Options.”  Options, Awards and authorizations to make Purchases are referred to hereafter collectively as “Stock Rights.”  As used herein, the terms “parent” and “subsidiary” mean “parent corporation” and “subsidiary corporation,” respectively, as those terms are defined in Section 425 of the Code.

Administration of the Plan.

(a)         Board or Committee Administration.  The Plan shall be administered solely by the Board of Directors of the Company (the “Board”) or a Compensation Committee (the “Committee”) of not less than two members of the Board of Directors.  Hereinafter, all references in this Plan to the “Committee” shall mean the Board if no Committee has been appointed.  Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 hereof to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Section 3 to receive Non-Qualified Options and Awards and to make Purchases) to whom Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards may be granted or Purchases made; (iii) determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in Section 6, and the purchase price of shares subject to each Purchase; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to Section 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it.  If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422A of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO.  The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board.  The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best.  No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

(b)           Committee Actions.  The Committee may select one of its members as its chairman, and shall hold meetings at such times and places as it may determine.  Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.  From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

(c)           Grant of Stock Rights to Board Members.  Stock Rights may be granted to members of the Board, but any such grant shall be made and approved in accordance with Section 2(d), if applicable.  All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons.  Members of the Board who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him of Stock Rights.

(d)           Compliance with Federal Securities Laws.  Various restrictions apply to officers and directors and others who may be deemed insiders.  Holders of Stock Rights should consult with legal and tax advisors regarding the securities law, tax law and other effects of transactions under this Plan.  These restrictions relate to holding periods, alternative minimum tax calculations and other matters and should be clearly understood by the Stock Rights holder.

(e)           Intent of Plan.  This Plan is intended to be an “employee benefit plan” under Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended.  This Plan is also intended to be a “compensatory benefit plan” under Rule 701 promulgated under the Securities Act of 1933, as amended.  Transactions under the Plan are intended to comply with these rules.  To the extent any provisions of the Plan or any action by the Committee or the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee or the Board.

(f)           Shareholder Approval.  Grants of incentive stock options hereunder shall be subject to shareholder approval of this Plan within twelve (12) months following the date this Plan is  approved by the Board.

Eligible Employees and Others.  ISOs may be granted to any employee of the Company or any Related Corporation.  Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan.  Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, officer or director (whether or not also an employee) or consultant of the Company or any Related Corporation.  The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, an Award or an authorization to make a Purchase.  Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

Stock.  The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of Class A Common Stock of the Company, par value $2.00 per share, and Class C Common Stock of the Company, par value $.20 per share (collectively referred to as the “Common Stock”), or shares of Common Stock reacquired by the Company in any manner.  The aggregate number of shares which may be issued pursuant to the Plan is 450,000 shares of Class A Common Stock, of which up to 150,000 share of Class A Common Stock could be issued in place of up to 1,500,000 shares of Class C Common Stock.  The shares of Class A Common Stock and Class C  Common Stock are subject to adjustment as provided in Section 13.  Any such shares may be issued as ISOs, Non-Qualified Options or Awards, or to persons or entities making Purchases, so long as the number of shares so issued does not exceed such number, as adjusted.  If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Options and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

Granting of Stock Rights.  Stock Rights may be granted under the Plan at any time until ten years after the date of the adoption of the Plan.  The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant.  The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to Section 16.

Minimum Option Price; ISO Limitations.

(a)           Price for Non-Qualified Options.  The exercise price per share specified in the agreement relating to each Non-Qualified Option granted under the Plan shall in no event be less than the lesser of (i) the book value per share of Common Stock as of the end of the fiscal year of the Company immediately preceding the date of such grant, or (ii) fifty percent (50%) of the fair market value per share of Common Stock on the date of such grant.  Subject to the foregoing sentence, the exercise price and nature of consideration for Non-Qualified Options granted hereunder shall be determined by the Committee or Board in its sole discretion, taking into account factors it deems relevant.

(b)          Price for ISOs.  The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant.  In the case of an ISO to be granted to an employee to purchase shares of Class C Common Stock, the exercise price shall not be less than one-tenth (1/10) of the fair market value of the Class A Common Stock on the date of such grant.  In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant.

(c)           $100,000 Annual Limitation on ISOs.  Each eligible employee may be granted ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, such ISOs do not become exercisable for the first time by such employee during any calendar year in a manner which would entitle the employee to purchase more than $100,000 in fair market value (determined at the time the ISOs were granted) of Common Stock in that year.  Any options granted to an employee in excess of such amount will be granted as Non-Qualified Options.

(d)           Awards and Purchases.  Awards and Purchases under this Plan shall be made at prices equal to the fair market value of the Company's Common Stock on the date of such Award or Purchase.  Fair Market Value shall be determined by the Committee or the Board in its sole discretion in accordance with Section 6(e) hereof.  Shares of Common stock may be issued in Award and Purchase transactions for any lawful consideration determined by the Board or the Committee, in its sole discretion.

(e)           Determination of Fair Market Value.  If, at the time an Option is granted under the Plan to purchase shares of Class A Common Stock, the Company's Class A Common Stock is publicly traded, “fair market value” shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Class A Common Stock on the principal national securities exchange on which the Class A Common Stock is traded, if the Class A Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Class A Common Stock on the Nasdaq National Market List, if the Class A Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Class A Common Stock is not reported on the Nasdaq National Market List.  However, if the Class A Common Stock is not publicly traded at the time an Option is granted under the Plan, “fair market value” shall be deemed to be the fair value of the Class A Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Class A Common Stock in private transactions negotiated at arm's length.  For purposes of determining the “fair market value” of shares of Class C Common Stock, the value of such shares shall be equal to one-tenth (1/10) of the “fair market value” of the Class A Common Stock at the time an option is granted under the Plan to purchase shares of Class C Common Stock.

Option Duration.  Subject to earlier termination as provided in Sections 9 and 10 hereof, each Option shall expire on the date specified by the Committee, but not more than (i) ten (10) years and one day from the date of grant in the case of Non-Qualified Options, (ii) ten (10) years from the date of grant in the case of ISOs generally, and (iii) five (5) years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation.  Subject to earlier termination as provided in Sections 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to Section 16.

Exercise of Option.  Subject to the provisions of Sections 9 through 12 hereof, each Option granted under the Plan shall be exercisable as follows:

(a)           Vesting.  The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

(b)           Full Vesting of Installments.  Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

(c)           Partial Exercise.  Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

(d)           Acceleration of Vesting.  The Committee shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Committee shall not, without the consent of an optionee, accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Section 16) if such acceleration would violate the annual vesting limitation contained in Section 422A(d) of the Code, as described in Section 6(c) hereof.

(e)           Exercise of Options to Purchase Class C Common Stock.  When exercising Options to purchase shares of Class C Common Stock, the exercise price shall not be less than one-tenth (1/10) of the fair market value of the Class A Common Stock on the date of grant, and the purchase price, in determining the number of shares of Class C Common Stock deliverable upon the exercise of such Options, shall not be less than one-tenth (1/10) of the fair market value of the Class A Common Stock on the date such Options are exercised.

Termination of Employment.  If an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in Section 10, no further installments of such optionee's ISOs shall become exercisable, and such optionee's ISOs shall terminate after the passage of ninety (90) days from the date of termination of such optionee's employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to Section 16 hereof.  Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed ninety (90) days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute.  A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence.  ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation.  Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

Death; Disability.

(a)           Death.  If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of such optionee's death, any ISO of such optionee may be exercised, to the extent of the number of shares with respect to which the optionee could have exercised on the date of the optionee's death, by the optionee's estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the ISO or one year from the date of the optionee's death.

(b)           Disability.  If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of disability, such optionee (or such optionee's custodian) shall have the right to exercise any ISO held by such optionee on the date of termination of employment, to the extent of the number of shares with respect to which the optionee could have exercised on that date, at any time prior to the earlier of the specified expiration date of the ISO or one year from the date of the termination of the optionee's employment.  For the purposes of the Plan, the term “disability” shall mean “permanent and total disability” as defined in Section 22(e)(3) of the Code or any successor statute.

Transferability.  No ISO granted under the Plan  shall be transferable or  assignable by the optionee except by will or by the laws of descent and distribution, and must be exercisable, during the lifetime of the optionee, only by the optionee.  Unless approved by the Board or the Committee, no Non-Qualified Option granted under the Plan shall be transferable or assignable by optionee except by will or by the laws of descent and distribution, and must be exercisable, during the lifetime of the optionee, only by the optionee.

Terms and Conditions of Options.  Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve.  Such instruments shall conform to the terms and conditions set forth in Sections 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan,  including  restrictions  applicable to shares of Common Stock issuable upon exercise of
Options.  In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine.  The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments.  The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

Adjustments.  Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to the optionee  hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

(a)           Stock Dividends and Stock Splits.  If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

(b)           Assumption of Options by Successors.  In the event of a dissolution or liquidation of the Company, a merger in which the Company is not the surviving corporation, or the sale of substantially all of the assets of the Company, the Committee may in its sole discretion accelerate the exercisability of any or all outstanding Options so that such Options would be exercisable in full prior to the consummation of such dissolution, liquidation, merger or sale of assets at such times and on such conditions as the Committee shall determine, unless the successor corporation, if any, assumes the outstanding Options or substitutes substantially equivalent options.

(c)           Recapitalization or Reorganization.  In the event of a recapitalization or reorganization of the Company (other than a transaction described in subsection (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities the optionee would have received if the optionee had exercised the Option prior to such recapitalization or reorganization.

(d)           Modification of ISOs.  Notwithstanding the foregoing, any adjustments made pursuant to subsections (a), (b) or (c) with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 425 of the Code) or would cause any adverse tax consequences for the holders of such ISOs.  If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

(e)           Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

(f)           Issuances of Securities.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options.  No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

(g)           Fractional Shares.  No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

(h)           Adjustments.  Upon the happening of any of the foregoing events described in subsections (a), (b) or (c) above, the class and aggregate number of shares set forth in Section 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subsections.  The Committee or the Successor Board shall determine the specific adjustments to be made under this Section 13 and, subject to Section 2, its determination shall be conclusive.  If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities or cash in connection with a corporate transaction described in subsections (a), (b) or (c) above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Board.

Means of Exercising Stock Rights. A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address.  Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right, or (c) at the discretion of the Committee, through the use of some of the shares in a fully vested account of the holder of the Stock Right in a pension or profit sharing plan, including a 401(k) plan or employee stock ownership plan, or (d) at the discretion of the Committee, through the use of some of the shares or the rights to purchase some of the shares for which the Stock Right is being exercised, or (e) at the discretion of the Committee, by any combination of (a), (b), (c) and (d) above.  If the Committee exercises its discretion to permit payment of the exercise price of a Stock Right by means of the methods set forth in clauses (b), (c), (d), or (e) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the Stock Right in question.  The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares.  Except as expressly provided above in Section 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

Term and Amendment of Plan.  This Plan was adopted by the Board on May 14, 2013, subject (with respect to the validation of ISOs granted under the Plan) to approval of the Plan by the stockholders of the Company at the next meeting of the stockholders.  If the approval of stockholders is not obtained by May 14, 2013, any grants of ISOs under the Plan made prior to that date will be rescinded.  The Plan shall expire on May 14, 2023 (except as to Options outstanding on that date).  Subject to the provisions of Section 5 above, Stock Rights may be granted under the Plan prior to the date of stockholder approval of the Plan.  The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within twelve (12)  months before or after the Board adopts a resolution authorizing any of the following actions:  (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to Section 13); (b) the provisions of Section 3 regarding eligibility for grants of ISOs may not be modified; (c) the provisions of Section 6(b) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to Section 13); and (d) the expiration date of the Plan may not be extended.  Except as otherwise provided in this Section 15, in no event may action of the Board or stockholders alter or impair the rights of a grantee, without such grantee's consent, under any Stock Right previously granted to such grantee.  The Committee may amend the terms of any Stock Right granted if such amendment is agreed to by the recipient of such Stock Right.

Conversion of ISOs Into Non-Qualified Options; Termination of ISOs.  The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion.  Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options.  At the time of such conversion, the Committee (with the consent of the Optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan.  Nothing in this Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action.  The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

Application of Funds.  The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

Governmental Regulation.  The Company's obligation to sell and deliver shares of Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

Withholding of Additional Income Taxes.  Upon the exercise of a Non-Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in Section 20 hereof) or the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder, the Company, in accordance with Section 3402(a) of the Code, may require the optionee, Award recipient or purchaser to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person's gross income.  The Committee in its discretion may condition (i) the exercise of an Option, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or (iv) the vesting of restricted Common Stock acquired by exercising a Stock Right, on the grantee's payment of such additional withholding taxes.

Notice to Company of Disqualifying Disposition.  Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO.  A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (a) two years after the date the employee was granted the ISO, or (b) one year after the date the employee acquired Common Stock by exercising the ISO.  If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

Governing Law; Construction.  The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Utah.  In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

Financial Assistance.  The Company is vested with authority under this Plan to assist any employee to whom an Option is granted hereunder (including any director or officer of the Company or any of its Related Corporations who is also an employee) in the payment of the purchase price payable on exercise of that Option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board or the Committee.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

PROXY - SECURITY NATIONAL FINANCIAL CORPORATION - PROXY
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
CLASS A COMMON STOCK

The undersigned Class A common stockholder of Security National Financial Corporation (the “Company”) acknowledges receipt of the Notice of Annual Meeting of the Stockholders to be held on Friday, July 12, 2013, at Valley Center Towers, 5373 South Green Street, Conference Room 105, Salt Lake City, Utah, beginning at 10:00 a.m., Mountain Daylight Time, and hereby appoints Messrs Scott M. Quist and Jeffrey R. Stephens, or either of them, each with full power of substitution, as attorneys and proxies to vote all the shares of the undersigned at said Annual Meeting of Stockholders and at all adjournments or postponements thereof, hereby ratify and confirm all that said attorneys and proxies may do or cause to be done by virtue hereof.  The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as follows:

1.      To elect three directors to be voted upon by Class A common stockholders voting separately as a class

[  ]  FOR all nominees listed below (except as marked to the contrary below)
[  ]  WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

Scott M. Quist , Robert G. Hunter, M.D. and H. Craig Moody

2.      To elect the remaining six directors to be voted upon by Class A and Class C common stockholders together

[  ]  FOR all nominees listed below (except as marked to the contrary below)
[  ]  WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION:  to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

J. Lynn Beckstead, Jr., Charles L. Crittenden, Gilbert A. Fuller,
Norman G. Wilbur, Jason G. Overbaugh and S. Andrew Quist

3.      To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers

                                                    [  ]  FOR                           [  ]  AGAINST                          [  ] ABSTAIN

4.      To approve the adoption of the Company's 2013 Stock Option Plan and reserve 450,000 shares of Class A common stock to be made available for issuance under the plan, of which up to 150,000 Class A common shares could be issued as up to 1,500,000 shares of Class C common stock

[  ]  FOR                           [  ]  AGAINST                          [  ] ABSTAIN

5.      To ratify the appointment of Hansen, Barnett & Maxwell, P.C. as the Company's independent registered public accountants for the fiscal year ending December 31, 2013

[  ]  FOR                           [  ]  AGAINST                          [  ] ABSTAIN

6.      To transact such other business as may properly come before the meeting or any adjournment or postponements thereof

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSALS 1 AND 2 ABOVE AND FOR PROPOSALS 3, 4, 5 and 6.

Dated    , 2013

Signature of Stockholder

Signature of Stockholder

Please sign your name exactly as it appears on your share certificate.  If shares are held jointly, each holder should sign.  Executors, trustees, and other fiduciaries should so indicate when signing.  Please sign, date, and return this Proxy Card immediately.

NOTE:  Securities dealers or other representatives please state the number of shares voted by this Proxy.

PROXY - SECURITY NATIONAL FINANCIAL CORPORATION - PROXY
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
CLASS C COMMON STOCK

The undersigned Class C common stockholder of Security National Financial Corporation (the “Company”) acknowledges receipt of the Notice of Annual Meeting of the Stockholders to be held on Friday, July 12, 2013, at Valley Center Towers, 5373 South Green Street, Conference Room 105, Salt Lake City, Utah, beginning at 10:00 a.m., Mountain Daylight Time, and hereby appoints Messrs. Scott M. Quist and Jeffrey R. Stephens, or either of them, each with full power of substitution, as attorneys and proxies to vote all the shares of the undersigned at said Annual Meeting of Stockholders and at all adjournments or postponements thereof, hereby ratify and confirm all that said attorneys and proxies may do or cause to be done by virtue hereof.  The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as follows:

1.      To elect six of the nine directors to be voted upon by Class A and Class C common stockholders together

[  ]  FOR all nominees listed below (except as marked to the contrary below)
[  ]  WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

                                                J. Lynn Beckstead, Jr., Charles L. Crittenden,  Gilbert A. Fuller,
Norman G. Wilbur, Jason G. Overbaugh and S. Andrew Quist

2.      To approve, on an advisory basis, the compensation of the Named Executive Officers

                                                [  ] FOR                                 [  ] AGAINST                          [  ] ABSTAIN

3.      To approve the adoption of the Company's 2013 Stock Option Plan and reserve 450,000 shares of Class A common stock to be made available for issuance under the plan, of which up to 150,000 Class A common shares could be issued as up to 1,500,000 shares of Class C common stock

[  ]  FOR                                [  ]  AGAINST                         [  ] ABSTAIN

4.      To ratify the appointment of Hansen, Barnett & Maxwell, P.C. as the Company's independent registered public accountants for the fiscal year ending December 31, 2013

[  ]  FOR                                [  ]  AGAINST                         [  ] ABSTAIN

5.      To transact such other business as may properly come before the meeting or any adjournment or postponements   thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 ABOVE AND FOR PROPOSALS 2, 3, 4 and 5.

Dated    , 2013

Signature of Stockholder

Signature of Stockholder

Please sign your name exactly as it appears on your share certificate.  If shares are held jointly, each holder should sign.  Executors, trustees, and other fiduciaries should so indicate when signing.  Please sign, date, and return this Proxy Card immediately.

NOTE:  Securities dealers or other representatives please state the number of shares voted by this Proxy.